UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2017

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On December 6, 2017, Denbury Resources Inc. (the “Company”) closed its previously announced privately negotiated debt exchanges under which holders of approximately $610 million aggregate principal amount of its outstanding senior subordinated notes due 2022 and 2023 (the “Old Notes”) exchanged those Old Notes for approximately $467 million of New Notes (as defined below).

The New Notes consist of approximately $382 million aggregate principal amount of new 9¼% Senior Secured Second Lien Notes due 2022 (the “New Second Lien Notes”) and approximately $85 million aggregate principal amount of new 3½% Convertible Senior Notes due 2024 (the “New Convertible Notes” and together with the New Second Lien Notes, the “New Notes”). The Company exchanged the New Notes for approximately $364 million aggregate principal amount of its outstanding 5½% Senior Subordinated Notes due 2022 (the “2022 Notes”), reducing the outstanding principal amount of the 2022 Notes to $409 million, and approximately $246 million aggregate principal amount of its 4⅝% Senior Subordinated Notes due 2023 (the “2023 Notes”), reducing the outstanding principal amount of the 2023 Notes to $377 million. The New Notes were offered in reliance on the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) therein. A copy of the press release regarding the closing of these debt exchanges is filed as Exhibit 99.1 hereto.

Indenture for the 9¼% Senior Secured Second Lien Notes due 2022

The New Second Lien Notes were issued pursuant to an Indenture dated December 6, 2017 (the “New Second Lien Notes Indenture”) among the Company, the Company’s subsidiaries that are guarantors of the New Notes (the “Subsidiary Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral trustee (the “Collateral Trustee”). The Company will pay interest on the New Second Lien Notes semi-annually in arrears on March 31 and September 30 of each year, beginning March 31, 2018, and the New Second Lien Notes will mature on March 31, 2022. The New Second Lien Notes Indenture contains customary covenants that restrict the Company’s and its restricted subsidiaries’ ability to: (i) incur additional debt; (ii) pay dividends on the Company’s capital stock or redeem, repurchase or retire such capital stock or subordinated debt (including the Old Notes); (iii) make investments; (iv) create liens on the Company’s assets; (v) create limitations on the Company’s restricted subsidiaries’ ability to pay dividends or make other payments to the Company; (vi) engage in transactions with the Company’s affiliates; (vii) transfer or sell assets; and (viii) consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries. The New Second Lien Notes Indenture also requires that certain of the Company’s future subsidiaries guarantee the New Second Lien Notes. The New Second Lien Notes Indenture requires that in the case of a change of control the Company must offer to purchase all of the New Second Lien Notes at a price equal to 101% of the principal amount of the New Second Lien Notes plus accrued and unpaid interest. These covenants are subject to important exceptions and qualifications as described in the New Second Lien Notes Indenture. If an event of default with respect to the New Second Lien Notes occurs, the principal of and accrued but unpaid interest on the New Second Lien Notes may be declared due and payable by the Trustee or the holders of 25% in principal amount of the outstanding New Second Lien Notes in the manner provided in the New Second Lien Notes Indenture.

The New Second Lien Notes will be fully and unconditionally guaranteed, jointly and severally, by subsidiaries of the Company representing substantially all of the Company’s assets, operations and income and will be secured by second-priority liens on substantially all of the assets that secure the Company’s senior secured bank credit facility (the “Collateral”). Pursuant to the terms of the Intercreditor Agreement (as defined below), the liens on the Collateral that secure the New Second Lien Notes and the guarantees are contractually subordinated to liens that secure the Company’s senior secured bank credit facility and certain other priority lien debt. Consequently, the New Second Lien Notes and the guarantees will be effectively subordinated to the senior secured bank credit facility and other priority lien debt, if any, to the extent of the value of such assets. The New Second Lien Notes are secured on a parity basis with the Company’s existing 9% Senior Secured Second Lien Notes due 2021 (the “2021 Second Lien Notes”) issued in May 2016, and therefore are effectively pari passu with the 2021 Second Lien Notes.

Subject to compliance with the covenant regarding indebtedness, the Company may issue more New Second Lien Notes from time to time under the New Second Lien Notes Indenture (the “Additional Second Lien Notes”). The New Second Lien Notes and the Additional Second Lien Notes, if any, will be treated as a single class for all purposes of the New Second Lien Notes Indenture, including waivers, amendments, redemptions and offers to purchase.

On and after March 31, 2019, the Company may redeem some or all of the New Second Lien Notes in cash at the redemption prices described in the New Second Lien Notes Indenture, plus accrued and unpaid interest to the date of redemption. At any time prior to March 31, 2019, the Company may redeem the New Second Lien Notes in whole or in part at a price equal to 100% of the principal amount of the New Second Lien Notes to be redeemed plus a “make whole” premium and accrued and unpaid interest to the date of redemption. In addition, at any time and from time to time, on or before March 31, 2019, the Company may redeem up to 35% of the New Second Lien Notes (which includes Additional Second Lien Notes, if any) with the proceeds of certain equity offerings, in each case at the redemption prices set forth in the New Second Lien Notes Indenture, plus accrued and unpaid interest to the date of redemption.

The foregoing descriptions of the New Second Lien Notes Indenture and the New Second Lien Notes are qualified in their entirety by reference to the full text of the New Second Lien Notes Indenture and the New Second Lien Notes, which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Collateral Joinders

In connection with the New Second Lien Notes Indenture, (A) Wilmington Trust, National Association, as representative of the holders of the New Second Lien Notes, and the Collateral Trustee, entered into a collateral trust joinder (the “Collateral Trust Joinder”) pursuant to that certain Collateral Trust Agreement, dated as of May 10, 2016, pursuant to which the Collateral Trustee will receive, hold, administer, maintain, enforce and distribute the proceeds of all liens upon the Collateral for the benefit of the holders of the New Second Lien Notes and other parity lien obligations, if any, and (B) pursuant to the Intercreditor Agreement, dated as of May 10, 2016 (the “Intercreditor Agreement”), between JPMorgan Chase Bank, N.A., as “Priority Lien Agent,” and Wilmington Trust, National Association, as “Second Lien Collateral Trustee,” Wilmington Trust, National Association, as representative of the holders of the New Second Lien Notes entered into a priority confirmation joinder with the Priority Lien Agent and Second Lien Collateral Trustee, as acknowledged and agreed to by the Company (the “Priority Confirmation Joinder”) governing the relationship with respect to the Collateral and certain other matters of holders of the New Second Lien Notes, and holders of other parity lien debt, the lenders under the Company’s senior secured bank credit facility and holders of other priority lien debt, if any, and holders of the Company’s junior lien debt, if any.

The foregoing descriptions of these joinders are qualified in their entirety by reference to the full text of the joinders attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Indenture for the 3½% Convertible Senior Notes due 2024

The New Convertible Notes were issued pursuant to an Indenture dated December 6, 2017 (the “New Convertible Notes Indenture”) among the Company, the Subsidiary Guarantors and the Trustee. The New Convertible Notes are the Company’s general senior obligations, mature on March 31, 2024, accrue interest at a rate of 3.50% per annum, and are payable semi-annually in arrears on March 31 and September 30 of each year, commencing March 31, 2018. The Company does not have the right to redeem the New Convertible Notes prior their maturity. The payment of the principal, premium and interest on the New Convertible Notes is fully and unconditionally, jointly and severally, guaranteed on a senior basis by the Company’s subsidiaries currently holding substantially all of its assets, operations and income and by certain of its future domestic subsidiaries. The New Convertible Notes Indenture contains customary covenants that restrict the Company’s and its restricted subsidiaries’ ability to: (i) incur additional debt; (ii) pay dividends on the Company’s capital stock or redeem, repurchase or retire such capital stock or subordinated debt (including the Old Notes); (iii) make investments; (iv) create liens on the Company’s assets; (v) create limitations on the Company’s restricted subsidiaries’ ability to pay dividends or make other payments to the Company; (vi) engage in transactions with the Company’s affiliates; (vii) transfer or sell assets; and (viii) consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries. The New Convertible Notes Indenture also requires that certain of the Company’s future subsidiaries guarantee the New Convertible Notes. The New Convertible Notes Indenture requires that in the case of a change of control the Company must offer to purchase all of the New Convertible Notes at a price equal to 101% of the principal amount of the New Convertible Notes plus accrued and unpaid interest. These covenants are subject to important exceptions and qualifications as described in the New Convertible Notes Indenture. If an event of default with respect to the New Convertible Notes occurs, the principal of and accrued but unpaid interest on the New Convertible Notes may be declared due and payable by the Trustee or the holders of 25% in principal amount of the outstanding New Convertible Notes in the manner provided in the New Convertible Notes Indenture.

The New Convertible Notes are convertible into shares of the Company’s common stock at any time, at the option of the holders, at a rate of 444.44 shares of common stock per $1,000 principal amount of New Convertible Notes, provided that the conversion rate will increase to 460 or 455.56 shares of common stock per $1,000 principal amount of New Convertible Notes if converted during the first 60 days or the second 60 days, respectively, after effectiveness of a shelf registration statement relating to the resale of common stock issuable upon conversion of the New Convertible Notes. The New Convertible Notes will be automatically converted into shares of common stock at a rate of 444.44 shares of common stock per $1,000 principal amount of New Convertible Notes if the volume weighted average price of the Company’s common stock equals or exceeds the threshold price, which initially is $2.65 per share, for 10 trading days in any period of 15 consecutive trading days, subject to satisfaction of certain other conditions. The New Convertible Notes are convertible into between 38 million and 39 million shares of the Company’s common stock.

Subject to compliance with the covenant regarding indebtedness, the Company may issue more New Convertible Notes from time to time under the New Convertible Notes Indenture (the “Additional Convertible Notes”). The New Convertible Notes and the Additional Convertible Notes, if any, will be treated as a single class for all purposes of the New Convertible Notes Indenture, including waivers, amendments, redemptions and offers to purchase.

The foregoing descriptions of the New Convertible Notes Indenture and the New Convertible Notes are qualified in their entirety by reference to the full text of the New Convertible Notes Indenture and the New Convertible Notes, which are attached as Exhibits 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference, insofar as it relates to the creation of direct financial obligations.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

The information under the caption “Indenture for the 3½% Convertible Senior Notes due 2024” in Item 1.01 above is incorporated herein by reference, insofar as the issuance of the New Convertible Notes in privately negotiated transactions conducted without registration under the Securities Act of 1933, as amended, constitutes the issuance without registration of the Company’s common stock into which the New Convertible Notes are convertible. The New Convertible Notes were issued to a limited number of institutional investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
4.1*
Indenture, dated as of December 6, 2017, among the Company, the Subsidiary Guarantors named therein, and Wilmington Trust, National Association, as Trustee and Collateral Trustee, with respect to $381,568,000 aggregate principal amount of 9¼% Senior Secured Second Lien Notes due 2022.

4.2*	Form of Global Note representing the 9¼% Senior Secured Second Lien Notes due 2022 (included in Exhibit 4.1).
4.3*
Indenture, dated as of December 6, 2017, among the Company, the Subsidiary Guarantors named therein, and Wilmington Trust, National Association, as Trustee, with respect to $84,650,000 aggregate principal amount of 3½% Convertible Senior Notes due 2024.

4.4*	Form of Global Note representing the 3½% Convertible Senior Notes due 2024 (included in Exhibit 4.3).
10.1*
Collateral Trust Joinder, dated as of December 6, 2017, among the Company, the Subsidiary Guarantors named therein, Wilmington Trust, National Association, as Trustee, the other parity lien representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee.

10.2*	Priority Confirmation Joinder, dated as of December 6, 2017, by and between JPMorgan Chase Bank, N.A., as Priority Lien Agent, and Wilmington Trust, National Association, as Collateral Trustee.
99.1*	Denbury Press Release, dated December 6, 2017.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: December 12, 2017	By:	/s/ Mark C. Allen
Mark C. Allen
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1
Indenture, dated as of December 6, 2017, among the Company, the Subsidiary Guarantors named therein, and Wilmington Trust, National Association, as Trustee and Collateral Trustee, with respect to $381,568,000 aggregate principal amount of 9¼% Senior Secured Second Lien Notes due 2022.

4.2	Form of Global Note representing the 9¼% Senior Secured Second Lien Notes due 2022 (included in Exhibit 4.1).
4.3
Indenture, dated as of December 6, 2017, among the Company, the Subsidiary Guarantors named therein, and Wilmington Trust, National Association, as Trustee, with respect to $84,650,000 aggregate principal amount of 3½% Convertible Senior Notes due 2024.

4.4	Form of Global Note representing the 3½% Convertible Senior Notes due 2024 (included in Exhibit 4.3).
10.1
Collateral Trust Joinder, dated as of December 6, 2017, among the Company, the Subsidiary Guarantors named therein, Wilmington Trust, National Association, as Trustee, the other parity lien representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee.

10.2	Priority Confirmation Joinder, dated as of December 6, 2017, by and between JPMorgan Chase Bank, N.A., as Priority Lien Agent, and Wilmington Trust, National Association, as Collateral Trustee.
99.1	Denbury Press Release, dated December 6, 2017.